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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 6, 2000





                             J.D. EDWARDS & COMPANY
             (exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 000-23091


                  DELAWARE                                       84-0728700
(State or other jurisdiction of incorporation     (I.R.S. Employer Identification Number)
              or organization)

         ONE TECHNOLOGY WAY, DENVER, CO                            80237
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (303) 334-4000


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

On April 6, 2000, Douglas Massingill resigned as President, Chief Executive Officer and Director of J.D. Edwards & Company effective immediately. The Company's board of directors reappointed founder C. Edward McVaney to President and Chief Executive Officer on the same day. Mr. McVaney will also remain as Chairman of the Board of Directors. The Company did not receive a letter of resignation from Mr. Massingill as his resignation was mutually agreed with the Company's board of directors. As such, no director's letter is filed as an exhibit with this report.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              J.D. EDWARDS & COMPANY

April 12, 2000                By: /s/ RICHARD G. SNOW, JR.
                                  ----------------------------------------------
                                  Name:    Richard G. Snow, Jr.
                                  Title:   Vice President, General Counsel
                                           and Secretary



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                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

   20.1                          Press Release